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                                                                    EXHIBIT 10.1

                                                   Consent of Welch & Associates


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the inclusion in this Registration Statement on Form SB-1 of our report with respect to the consolidated financial statements of Volunteer Bancorp, Inc. and Subsidiary included in the Registration Statement. We also consent to the reference to our firm under the caption "Experts."


                                        Welch & Associates, Ltd.
Nashville, Tennessee
May 20, 1997